EXHIBIT (24)

                          POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of THE EMPIRE DISTRICT ELECTRIC COMPANY, a corporation organized and existing under the laws of the State of Kansas, does hereby constitute and appoint R. L. LAMB and R. B. FANCHER, and each of them, the true and lawful attorney-in-fact of the undersigned, in the name, place and stead of the undersigned, to sign the name of the undersigned to the Company's Annual Report Form 10-K for the fiscal year ended December 31, 1996, File Number 1-3368, to be filed pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, and to any amendment thereto, and to cause the same to be filed with the Securities and Exchange Commission, it being intended to give and hereby giving and granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any act and thing necessary and proper to be done in the premises as fully and to all intents and purposes as the undersigned could do if personally present; and the undersigned hereby ratifies and confirms all that said attorneys-in-fact, or any one of them, shall lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 23rd day of January 1997.

                             V. E. BRILL
                           ................

                                                         EXHIBIT (24)

                          POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of THE EMPIRE DISTRICT ELECTRIC COMPANY, a corporation organized and existing under the laws of the State of Kansas, does hereby constitute and appoint R. L. LAMB and R. B. FANCHER, and each of them, the true and lawful attorney-in-fact of the undersigned, in the name, place and stead of the undersigned, to sign the name of the undersigned to the Company's Annual Report Form 10-K for the fiscal year ended December 31, 1996, File Number 1-3368, to be filed pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, and to any amendment thereto, and to cause the same to be filed with the Securities and Exchange Commission, it being intended to give and hereby giving and granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any act and thing necessary and proper to be done in the premises as fully and to all intents and purposes as the undersigned could do if personally present; and the undersigned hereby ratifies and confirms all that said attorneys-in-fact, or any one of them, shall lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 23rd day of January 1997.

                          M. F. CHUBB, JR.
                        ...................

                                                         EXHIBIT (24)

                          POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of THE EMPIRE DISTRICT ELECTRIC COMPANY, a corporation organized and existing under the laws of the State of Kansas, does hereby constitute and appoint R. L. LAMB and R. B. FANCHER, and each of them, the true and lawful attorney-in-fact of the undersigned, in the name, place and stead of the undersigned, to sign the name of the undersigned to the Company's Annual Report Form 10-K for the fiscal year ended December 31, 1996, File Number 1-3368, to be filed pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, and to any amendment thereto, and to cause the same to be filed with the Securities and Exchange Commission, it being intended to give and hereby giving and granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any act and thing necessary and proper to be done in the premises as fully and to all intents and purposes as the undersigned could do if personally present; and the undersigned hereby ratifies and confirms all that said attorneys-in-fact, or any one of them, shall lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 23rd day of January 1997.

                            R. D. HAMMONS
                         ....................

                                                         EXHIBIT (24)

                          POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of THE EMPIRE DISTRICT ELECTRIC COMPANY, a corporation organized and existing under the laws of the State of Kansas, does hereby constitute and appoint R. L. LAMB and R. B. FANCHER, and each of them, the true and lawful attorney-in-fact of the undersigned, in the name, place and stead of the undersigned, to sign the name of the undersigned to the Company's Annual Report Form 10-K for the fiscal year ended December 31, 1996, File Number 1-3368, to be filed pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, and to any amendment thereto, and to cause the same to be filed with the Securities and Exchange Commission, it being intended to give and hereby giving and granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any act and thing necessary and proper to be done in the premises as fully and to all intents and purposes as the undersigned could do if personally present; and the undersigned hereby ratifies and confirms all that said attorneys-in-fact, or any one of them, shall lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 23rd day of January 1997.

                            R. C. HARTLEY
                          ...................

                                                         EXHIBIT (24)

                          POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of THE EMPIRE DISTRICT ELECTRIC COMPANY, a corporation organized and existing under the laws of the State of Kansas, does hereby constitute and appoint R. L. LAMB and R. B. FANCHER, and each of them, the true and lawful attorney-in-fact of the undersigned, in the name, place and stead of the undersigned, to sign the name of the undersigned to the Company's Annual Report Form 10-K for the fiscal year ended December 31, 1996, File Number 1-3368, to be filed pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, and to any amendment thereto, and to cause the same to be filed with the Securities and Exchange Commission, it being intended to give and hereby giving and granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any act and thing necessary and proper to be done in the premises as fully and to all intents and purposes as the undersigned could do if personally present; and the undersigned hereby ratifies and confirms all that said attorneys-in-fact, or any one of them, shall lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 23rd day of January 1997.

                           J. R. HERSCHEND
                        ......................

                                                         EXHIBIT (24)

                          POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of THE EMPIRE DISTRICT ELECTRIC COMPANY, a corporation organized and existing under the laws of the State of Kansas, does hereby constitute and appoint R. L. LAMB and R. B. FANCHER, and each of them, the true and lawful attorney-in-fact of the undersigned, in the name, place and stead of the undersigned, to sign the name of the undersigned to the Company's Annual Report Form 10-K for the fiscal year ended December 31, 1996, File Number 1-3368, to be filed pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, and to any amendment thereto, and to cause the same to be filed with the Securities and Exchange Commission, it being intended to give and hereby giving and granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any act and thing necessary and proper to be done in the premises as fully and to all intents and purposes as the undersigned could do if personally present; and the undersigned hereby ratifies and confirms all that said attorneys-in-fact, or any one of them, shall lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 23rd day of January 1997.

                           F. E. JEFFRIES
                       .....................

                                                         EXHIBIT (24)

                          POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of THE EMPIRE DISTRICT ELECTRIC COMPANY, a corporation organized and existing under the laws of the State of Kansas, does hereby constitute and appoint R. L. LAMB and R. B. FANCHER, and each of them, the true and lawful attorney-in-fact of the undersigned, in the name, place and stead of the undersigned, to sign the name of the undersigned to the Company's Annual Report Form 10-K for the fiscal year ended December 31, 1996, File Number 1-3368, to be filed pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, and to any amendment thereto, and to cause the same to be filed with the Securities and Exchange Commission, it being intended to give and hereby giving and granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any act and thing necessary and proper to be done in the premises as fully and to all intents and purposes as the undersigned could do if personally present; and the undersigned hereby ratifies and confirms all that said attorneys-in-fact, or any one of them, shall lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 23rd day of January 1997.

                             R. E. MAYES
                          ..................

                                                         EXHIBIT (24)

                          POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of THE EMPIRE DISTRICT ELECTRIC COMPANY, a corporation organized and existing under the laws of the State of Kansas, does hereby constitute and appoint R. L. LAMB and R. B. FANCHER, and each of them, the true and lawful attorney-in-fact of the undersigned, in the name, place and stead of the undersigned, to sign the name of the undersigned to the Company's Annual Report Form 10-K for the fiscal year ended December 31, 1996, File Number 1-3368, to be filed pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, and to any amendment thereto, and to cause the same to be filed with the Securities and Exchange Commission, it being intended to give and hereby giving and granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any act and thing necessary and proper to be done in the premises as fully and to all intents and purposes as the undersigned could do if personally present; and the undersigned hereby ratifies and confirms all that said attorneys-in-fact, or any one of them, shall lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 23rd day of January 1997.

                           M. W. McKINNEY
                        ...................

                                                         EXHIBIT (24)

                          POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of THE EMPIRE DISTRICT ELECTRIC COMPANY, a corporation organized and existing under the laws of the State of Kansas, does hereby constitute and appoint R. L. LAMB and R. B. FANCHER, and each of them, the true and lawful attorney-in-fact of the undersigned, in the name, place and stead of the undersigned, to sign the name of the undersigned to the Company's Annual Report Form 10-K for the fiscal year ended December 31, 1996, File Number 1-3368, to be filed pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, and to any amendment thereto, and to cause the same to be filed with the Securities and Exchange Commission, it being intended to give and hereby giving and granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any act and thing necessary and proper to be done in the premises as fully and to all intents and purposes as the undersigned could do if personally present; and the undersigned hereby ratifies and confirms all that said attorneys-in-fact, or any one of them, shall lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 27th day of February 1997.

                            M. M. POSNER
                         ...................